Exhibit 99.2

Quarterly Financial Supplement
Third Quarter 2019
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
3rd Quarter 2019

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018		2019	2018	Change
Net premiums	$2,809,641	$2,763,786	$2,737,813	$2,804,723	$2,562,042	$247,599	$8,311,240	$7,739,053	$572,187
Net income	262,765	202,698	169,507	110,039	301,199	(38,434)	634,970	605,803	29,167
Adjusted operating income	256,291	210,846	167,155	221,751	259,417	(3,126)	634,292	567,217	67,075
Return on equity - annualized	9.5%	8.0%	7.5%	5.2%	14.0%	(4.5)%
Return on equity - trailing 12 months	7.6%	8.5%	8.9%	8.1%	20.8%	(13.2)%
Adjusted operating return on equity (ex AOCI):
Annualized	12.6%	10.6%	8.5%	11.4%	13.5%	(0.9)%
Trailing 12 months	10.7%	11.0%	11.0%	10.3%	10.0%	0.7%
Total assets	$75,773,985	$72,043,816	$66,692,481	$64,535,245	$62,972,642	$12,801,343
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,618.5	$1,623.0	$1,618.9	$1,610.1	$1,609.8	$8.7
U.S. and Latin America Financial Solutions	5.2	2.0	2.0	2.1	2.1	3.1
Canada Traditional	401.7	406.1	394.1	383.5	400.4	1.3
Europe, Middle East and Africa Traditional	707.8	715.8	726.1	716.3	706.5	1.3
Asia Pacific Traditional	626.6	630.3	623.4	616.9	588.1	38.5
Asia Pacific Financial Solutions	—	—	0.1	0.3	0.3	(0.3)
Total assumed life reinsurance in force	$3,359.8	$3,377.2	$3,364.6	$3,329.2	$3,307.2	$52.6
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$23.9	$24.7	$28.8	$26.3	$27.6	$(3.7)	$77.4	$80.2	$(2.8)
U.S. and Latin America Financial Solutions	3.2	—	—	—	—	3.2	3.2	—	3.2
Canada Traditional	8.1	9.0	8.4	9.4	7.7	0.4	25.5	33.7	(8.2)
Europe, Middle East and Africa Traditional	32.1	27.1	33.2	58.6	48.2	(16.1)	92.4	131.6	(39.2)
Asia Pacific Traditional	31.0	9.6	8.9	20.3	12.2	18.8	49.5	46.6	2.9
Total assumed new business production	$98.3	$70.4	$79.3	$114.6	$95.7	$2.6	$248.0	$292.1	$(44.1)
Per Share and Shares Data
Basic earnings per share
Net income	$4.19	$3.23	$2.70	$1.75	$4.76	$(0.57)	$10.13	$9.47	$0.66
Adjusted operating income	$4.09	$3.36	$2.66	$3.53	$4.10	$(0.01)	$10.12	$8.87	$1.25
Diluted earnings per share
Net income	$4.12	$3.18	$2.65	$1.72	$4.68	$(0.56)	$9.93	$9.30	$0.63
Adjusted operating income	$4.02	$3.31	$2.61	$3.46	$4.03	$(0.01)	$9.92	$8.71	$1.21
Wgt. average common shares outstanding
Basic	62,666	62,678	62,758	62,815	63,279	(613)	62,701	63,941	(1,240)
Diluted	63,789	63,698	64,027	64,156	64,296	(507)	63,919	65,130	(1,211)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	16,529	16,380	16,594	16,324	16,187	342	16,529	16,187	342
Common shares outstanding	62,609	62,758	62,544	62,814	62,951	(342)	62,609	62,951	(342)

Book value per share	$184.06	$170.64	$154.61	$134.53	$136.29	$47.77
Per share effect of AOCI	$52.04	$42.10	$28.23	$10.14	$12.92	$39.12
Book value per share, excluding AOCI	$132.02	$128.54	$126.38	$124.39	$123.37	$8.65

Stockholders’ dividends paid	$43,885.8	$37,639.9	$37,707.3	$37,668.5	$38,071.2	$5,814.6	$119,233.0	$102,441.1	$16,791.9

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD thousands)

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$2,809,641	$2,763,786	$2,737,813	$2,804,723	$2,562,042	$247,599	$8,311,240	$7,739,053	$572,187
Investment income, net of related expenses	678,805	584,078	579,877	521,393	572,742	106,063	1,842,760	1,617,132	225,628
Investment related gains (losses), net
OTTI on fixed maturity securities	(8,539)	—	(9,453)	(14,439)	(10,705)	2,166	(17,992)	(14,055)	(3,937)
Other investment related gains (losses), net	57,323	12,472	17,241	(124,590)	(9,312)	66,635	87,036	(17,004)	104,040
Total investment related gains (losses), net	48,784	12,472	7,788	(139,029)	(20,017)	68,801	69,044	(31,059)	100,103
Other revenue	90,335	107,072	94,553	91,431	112,764	(22,429)	291,960	272,020	19,940
Total revenues	3,627,565	3,467,408	3,420,031	3,278,518	3,227,531	400,034	10,515,004	9,597,146	917,858
Benefits and expenses:
Claims and other policy benefits	2,469,981	2,515,211	2,508,324	2,467,315	2,209,920	260,061	7,493,516	6,851,614	641,902
Interest credited	226,262	157,842	133,189	92,136	143,292	82,970	517,293	333,068	184,225
Policy acquisition costs and other insurance expenses	321,855	260,345	311,881	334,703	310,639	11,216	894,081	987,817	(93,736)
Other operating expenses	209,348	223,499	201,483	199,642	200,262	9,086	634,330	586,495	47,835
Interest expense	45,927	43,283	40,173	39,586	33,290	12,637	129,383	107,769	21,614
Collateral finance and securitization expense	7,102	7,151	8,417	7,190	7,467	(365)	22,670	22,509	161
Total benefits and expenses	3,280,475	3,207,331	3,203,467	3,140,572	2,904,870	375,605	9,691,273	8,889,272	802,001
Income before income taxes	347,090	260,077	216,564	137,946	322,661	24,429	823,731	707,874	115,857
Provision for income taxes	84,325	57,379	47,057	27,907	21,462	62,863	188,761	102,071	86,690
Net income	$262,765	$202,698	$169,507	$110,039	$301,199	$(38,434)	$634,970	$605,803	$29,167
Pre-tax adjusted operating income reconciliation:
Income before income tax	$347,090	$260,077	$216,564	$137,946	$322,661	$24,429	$823,731	$707,874	$115,857
Investment and derivative (gains) losses (1)	(77,106)	(22,214)	13,278	32,023	52,455	(129,561)	(86,042)	121,319	(207,361)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(8,508)	(5,262)	2,092	32,932	2,081	(10,589)	(11,678)	(20,335)	8,657
GMXB embedded derivatives (1)	42,233	18,044	(18,161)	77,697	(32,133)	74,366	42,116	(62,242)	104,358
Funds withheld (gains) losses - investment income	(152)	(492)	5,804	(30)	614	(766)	5,160	(2,194)	7,354
EIA embedded derivatives - interest credited	35,883	18,539	1,518	12,222	(1,602)	37,485	55,940	(29,600)	85,540
DAC offset, net	(12,983)	(4,050)	(11,540)	(12,498)	(110)	(12,873)	(28,573)	22,969	(51,542)
Investment (income) loss on unit-linked variable annuities	(11,916)	(2,280)	(12,342)	10,536	(2,402)	(9,514)	(26,538)	(3,877)	(22,661)
Interest credited on unit-linked variable annuities	11,916	2,280	12,342	(10,536)	2,402	9,514	26,538	3,877	22,661
Interest expense on uncertain tax positions	8,418	2,732	2,667	—	—	8,418	13,817	—	13,817
Non-investment derivatives	115	12	430	(202)	(553)	668	557	—	557
Adjusted operating income before income taxes	$334,990	$267,386	$212,652	$280,090	$343,413	$(8,423)	$815,028	$737,791	$77,237

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD thousands)

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
After-tax adjusted operating income reconciliation:
Net income	$262,765	$202,698	$169,507	$110,039	$301,199	$(38,434)	$634,970	$605,803	$29,167
Investment and derivative (gains) losses (1)	(61,097)	(17,719)	10,668	25,067	41,548	(102,645)	(68,148)	95,445	(163,593)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(6,722)	(4,157)	1,653	26,017	1,644	(8,366)	(9,226)	(16,065)	6,839
GMXB embedded derivatives (1)	33,364	14,255	(14,347)	61,380	(25,385)	58,749	33,272	(49,171)	82,443
Funds withheld (gains) losses - investment income	(120)	(389)	4,585	(24)	485	(605)	4,076	(1,733)	5,809
EIA embedded derivatives - interest credited	28,348	14,646	1,199	9,655	(1,266)	29,614	44,193	(23,384)	67,577
DAC offset, net	(10,257)	(3,199)	(9,117)	(9,874)	(86)	(10,171)	(22,573)	18,146	(40,719)
Investment (income) loss on unit-linked variable annuities	(9,414)	(1,801)	(9,750)	8,324	(1,898)	(7,516)	(20,965)	(3,063)	(17,902)
Interest credited on unit-linked variable annuities	9,414	1,801	9,750	(8,324)	1,898	7,516	20,965	3,063	17,902
Interest expense on uncertain tax positions	6,650	2,158	2,107	—	—	6,650	10,915	—	10,915
Non-investment derivatives	91	9	340	(160)	(437)	528	440	—	440
Uncertain tax positions and other tax related items	3,269	2,544	560	(349)	(58,285)	61,554	6,373	(61,824)	68,197
Adjusted operating income	$256,291	$210,846	$167,155	$221,751	$259,417	$(3,126)	$634,292	$567,217	$67,075

Wgt. average common shares outstanding (diluted)	63,789	63,698	64,027	64,156	64,296	(507)	63,919	65,130	(1,211)

Diluted earnings per share - adjusted operating income	$4.02	$3.31	$2.61	$3.46	$4.03	$(0.01)	$9.92	$8.71	$1.21

Foreign currency effect on (2):
Net premiums	$(34,874)	$(60,010)	$(78,797)	$(43,803)	$(33,440)	$(1,434)	$(173,681)	$86,799	$(260,480)
Adjusted operating income before income taxes	$(1,847)	$(4,939)	$(9,361)	$(4,914)	$(1,293)	$(554)	$(16,147)	$12,454	$(28,601)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD thousands)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2019	2019	2019	2018	2018
Assets
Fixed maturity securities, available-for-sale	$49,481,267	$46,189,305	$41,738,443	$39,992,346	$39,005,212
Equity securities	134,453	146,755	89,865	82,197	101,069
Mortgage loans on real estate	5,647,265	5,405,422	5,117,545	4,966,298	4,779,074
Policy loans	1,289,868	1,319,722	1,312,349	1,344,980	1,320,050
Funds withheld at interest	5,614,363	5,696,217	5,729,838	5,761,471	5,976,301
Short-term investments	107,503	158,788	119,215	142,598	229,928
Other invested assets	2,215,275	2,121,406	2,006,870	1,915,297	1,706,979
Total investments	64,489,994	61,037,615	56,114,125	54,205,187	53,118,613
Cash and cash equivalents	2,635,596	2,287,526	2,020,396	1,889,733	1,730,489
Accrued investment income	520,301	470,074	442,956	427,893	455,296
Premiums receivable and other reinsurance balances	2,817,709	2,944,820	2,857,673	3,017,868	2,779,556
Reinsurance ceded receivables	863,027	851,380	814,806	757,572	769,324
Deferred policy acquisition costs	3,411,481	3,440,339	3,404,593	3,397,770	3,211,145
Other assets	1,035,877	1,012,062	1,037,932	839,222	908,219
Total assets	$75,773,985	$72,043,816	$66,692,481	$64,535,245	$62,972,642

Liabilities and stockholders’ equity
Future policy benefits	$27,085,728	$26,995,770	$25,976,847	$25,285,400	$25,139,148
Interest-sensitive contract liabilities	22,345,126	19,748,683	17,750,197	18,004,526	16,751,379
Other policy claims and benefits	6,147,432	6,136,374	5,911,554	5,642,755	5,424,347
Other reinsurance balances	512,883	512,924	517,096	487,177	482,235
Deferred income taxes	2,761,726	2,443,429	2,144,680	1,798,800	1,883,848
Other liabilities	1,405,704	1,480,914	1,278,108	1,396,200	1,213,595
Long-term debt	3,381,406	3,381,411	2,787,717	2,787,873	2,787,975
Collateral finance and securitization notes	610,246	635,300	656,174	681,961	710,792
Total liabilities	64,250,251	61,334,805	57,022,373	56,084,692	54,393,319

Stockholders’ equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,927,943	1,920,144	1,906,291	1,898,652	1,899,144
Retained earnings	7,765,678	7,549,737	7,412,081	7,284,949	7,215,526
Treasury stock	(1,429,024)	(1,403,774)	(1,415,020)	(1,370,602)	(1,348,943)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(157,174)	(122,709)	(147,312)	(168,698)	(119,298)
Unrealized appreciation of securities, net of income taxes	3,472,549	2,815,893	1,964,370	856,159	982,352
Pension and postretirement benefits, net of income taxes	(57,029)	(51,071)	(51,093)	(50,698)	(50,249)
Total stockholders’ equity	11,523,734	10,709,011	9,670,108	8,450,553	8,579,323
Total liabilities and stockholders’ equity	$75,773,985	$72,043,816	$66,692,481	$64,535,245	$62,972,642

Total stockholders’ equity, excluding AOCI	$8,265,388	$8,066,898	$7,904,143	$7,813,790	$7,766,518

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$1,404,164	$1,410,503	$1,356,882	$1,500,210	$1,360,076	$44,088	$4,171,549	$4,033,046	$138,503
Investment income, net of related expenses	209,874	173,310	185,534	184,823	181,396	28,478	568,718	544,934	23,784
Investment related gains (losses), net	(9,587)	(3,950)	(6,472)	2,802	(33)	(9,554)	(20,009)	5,375	(25,384)
Other revenue	5,415	4,813	4,722	6,267	6,351	(936)	14,950	18,276	(3,326)
Total revenues	1,609,866	1,584,676	1,540,666	1,694,102	1,547,790	62,076	4,735,208	4,601,631	133,577

Benefits and expenses:
Claims and other policy benefits	1,241,332	1,292,852	1,300,065	1,347,292	1,191,489	49,843	3,834,249	3,701,457	132,792
Interest credited	19,518	19,517	19,874	20,453	20,321	(803)	58,909	61,593	(2,684)
Policy acquisition costs and other insurance expenses	201,784	179,947	176,003	195,437	183,433	18,351	557,734	543,137	14,597
Other operating expenses	34,690	37,185	33,070	35,708	36,219	(1,529)	104,945	104,246	699
Total benefits and expenses	1,497,324	1,529,501	1,529,012	1,598,890	1,431,462	65,862	4,555,837	4,410,433	145,404

Income before income taxes	$112,542	$55,175	$11,654	$95,212	$116,328	$(3,786)	$179,371	$191,198	$(11,827)

Loss and expense ratios:
Claims and other policy benefits	88.4%	91.7%	95.8%	89.8%	87.6%	0.8%	91.9%	91.8%	0.1%
Policy acquisition costs and other insurance expenses	14.4%	12.8%	13.0%	13.0%	13.5%	0.9%	13.4%	13.5%	(0.1)%
Other operating expenses	2.5%	2.6%	2.4%	2.4%	2.7%	(0.2)%	2.5%	2.6%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(403)	$166	$(520)	$(625)	$(995)	$592	$(757)	$(659)	$(98)
Income before income taxes	$(28)	$(26)	$59	$10	$261	$(289)	$5	$397	$(392)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$1,404,164	$1,410,503	$1,356,882	$1,500,210	$1,360,076	$44,088	$4,171,549	$4,033,046	$138,503
Investment income, net of related expenses	209,874	173,310	185,534	184,823	181,396	28,478	568,718	544,934	23,784
Other revenue	5,415	4,813	4,722	6,267	6,351	(936)	14,950	18,276	(3,326)
Total revenues	1,619,453	1,588,626	1,547,138	1,691,300	1,547,823	71,630	4,755,217	4,596,256	158,961

Benefits and expenses:
Claims and other policy benefits	1,241,332	1,292,852	1,300,065	1,347,292	1,191,489	49,843	3,834,249	3,701,457	132,792
Interest credited	19,518	19,517	19,874	20,453	20,321	(803)	58,909	61,593	(2,684)
Policy acquisition costs and other insurance expenses	201,784	179,947	176,003	195,437	183,433	18,351	557,734	543,137	14,597
Other operating expenses	34,690	37,185	33,070	35,708	36,219	(1,529)	104,945	104,246	699
Total benefits and expenses	1,497,324	1,529,501	1,529,012	1,598,890	1,431,462	65,862	4,555,837	4,410,433	145,404

Adjusted operating income before income taxes	$122,129	$59,125	$18,126	$92,410	$116,361	$5,768	$199,380	$185,823	$13,557

Loss and expense ratios:
Claims and other policy benefits	88.4%	91.7%	95.8%	89.8%	87.6%	0.8%	91.9%	91.8%	0.1%
Policy acquisition costs and other insurance expenses	14.4%	12.8%	13.0%	13.0%	13.5%	0.9%	13.4%	13.5%	(0.1)%
Other operating expenses	2.5%	2.6%	2.4%	2.4%	2.7%	(0.2)%	2.5%	2.6%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(403)	$166	$(520)	$(625)	$(995)	$592	$(757)	$(659)	$(98)
Adjusted operating income before income taxes	$(28)	$(26)	$59	$10	$261	$(289)	$5	$397	$(392)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$12,298	$8,220	$7,210	$8,427	$6,885	$5,413	$27,728	$18,776	$8,952
Investment income, net of related expenses	254,264	203,894	197,221	169,922	200,397	53,867	655,379	530,119	125,260
Investment related gains (losses), net	56,840	17,500	1,046	(59,261)	581	56,259	75,386	2,033	73,353
Other revenue	36,422	50,242	22,674	27,365	53,735	(17,313)	109,338	100,759	8,579
Total revenues	359,824	279,856	228,151	146,453	261,598	98,226	867,831	651,687	216,144

Benefits and expenses:
Claims and other policy benefits	49,438	48,663	48,099	44,704	46,995	2,443	146,200	85,530	60,670
Interest credited	183,295	123,786	88,710	72,142	110,673	72,622	395,791	239,695	156,096
Policy acquisition costs and other insurance expenses	19,642	25,657	19,233	28,436	30,519	(10,877)	64,532	130,493	(65,961)
Other operating expenses	7,788	9,056	7,151	6,969	7,921	(133)	23,995	22,377	1,618
Total benefits and expenses	260,163	207,162	163,193	152,251	196,108	64,055	630,518	478,095	152,423

Income (loss) before income taxes	$99,661	$72,694	$64,958	$(5,798)	$65,490	$34,171	$237,313	$173,592	$63,721

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$12,298	$8,220	$7,210	$8,427	$6,885	$5,413	$27,728	$18,776	$8,952
Investment income, net of related expenses	254,127	203,635	202,911	169,512	200,982	53,145	660,673	528,374	132,299
Other revenue	36,422	50,242	22,674	27,365	53,735	(17,313)	109,338	100,759	8,579
Total revenues	302,847	262,097	232,795	205,304	261,602	41,245	797,739	647,909	149,830

Benefits and expenses:
Claims and other policy benefits	49,438	48,663	48,099	44,704	46,995	2,443	146,200	85,530	60,670
Interest credited	147,412	105,247	87,192	59,920	112,275	35,137	339,851	269,295	70,556
Policy acquisition costs and other insurance expenses	32,625	29,707	30,773	40,934	30,629	1,996	93,105	107,524	(14,419)
Other operating expenses	7,788	9,056	7,151	6,969	7,921	(133)	23,995	22,377	1,618
Total benefits and expenses	237,263	192,673	173,215	152,527	197,820	39,443	603,151	484,726	118,425

Adjusted operating income before income taxes	$65,584	$69,424	$59,580	$52,777	$63,782	$1,802	$194,588	$163,183	$31,405

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2019	2019	2019	2018	2018
Annuity account values:
Fixed annuities (deferred)	$11,149	$10,374	$8,311	$8,461	$7,447

Net interest spread (fixed annuities)	1.4%	1.5%	1.6%	1.5%	1.8%

Equity-indexed annuities	$3,635	$3,656	$3,712	$3,782	$3,873

Variable annuities account values
No riders	$1,471	$1,486	$702	$797	$870
GMDB only	160	164	164	159	179
GMIB only	22	22	22	21	24
GMAB only	4	4	5	7	10
GMWB only	1,100	1,127	1,132	1,090	1,244
GMDB / WB	272	278	281	272	309
Other	17	17	18	19	23
Total variable annuities account values	$3,046	$3,098	$2,324	$2,365	$2,659

Fair value of liabilities associated with living benefit riders	$210	$168	$150	$168	$90

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$969	$1,003	$999	$991	$945

Bank-owned life insurance (BOLI)	$2,452	$602	$599	$596	$593

Other asset-intensive business	$133	$133	$136	$58	$59

Future policy benefits associated with:

Payout annuities	$4,844	$4,906	$4,974	$4,943	$5,004

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Financial Reinsurance
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Investment income, net of related expenses	$1,002	$1,029	$1,016	$1,766	$1,491	$(489)	$3,047	$4,817	$(1,770)
Other revenue	21,846	20,372	25,493	24,878	27,759	(5,913)	67,711	77,644	(9,933)
Total revenues	22,848	21,401	26,509	26,644	29,250	(6,402)	70,758	82,461	(11,703)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	672	(815)	5,376	4,084	5,324	(4,652)	5,233	11,933	(6,700)
Other operating expenses	2,961	2,892	2,814	3,166	2,343	618	8,667	7,238	1,429
Total benefits and expenses	3,633	2,077	8,190	7,250	7,667	(4,034)	13,900	19,171	(5,271)

Income before income taxes	$19,215	$19,324	$18,319	$19,394	$21,583	$(2,368)	$56,858	$63,290	$(6,432)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Financial Reinsurance
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Investment income, net of related expenses	$1,002	$1,029	$1,016	$1,766	$1,491	$(489)	$3,047	$4,817	$(1,770)
Other revenue	21,846	20,372	25,493	24,878	27,759	(5,913)	67,711	77,644	(9,933)
Total revenues	22,848	21,401	26,509	26,644	29,250	(6,402)	70,758	82,461	(11,703)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	672	(815)	5,376	4,084	5,324	(4,652)	5,233	11,933	(6,700)
Other operating expenses	2,961	2,892	2,814	3,166	2,343	618	8,667	7,238	1,429
Total benefits and expenses	3,633	2,077	8,190	7,250	7,667	(4,034)	13,900	19,171	(5,271)

Adjusted operating income before income taxes	$19,215	$19,324	$18,319	$19,394	$21,583	$(2,368)	$56,858	$63,290	$(6,432)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$270,749	$264,182	$255,257	$267,443	$243,105	$27,644	$790,188	$756,578	$33,610
Investment income, net of related expenses	53,162	50,002	49,693	49,148	50,145	3,017	152,857	150,264	2,593
Investment related gains (losses), net	1,067	2,564	7,404	(2,932)	2,484	(1,417)	11,035	2,199	8,836
Other revenue	(127)	1,394	(21)	265	228	(355)	1,246	1,439	(193)
Total revenues	324,851	318,142	312,333	313,924	295,962	28,889	955,326	910,480	44,846

Benefits and expenses:
Claims and other policy benefits	215,950	206,272	199,856	200,693	210,292	5,658	622,078	647,052	(24,974)
Interest credited	31	73	55	51	6	25	159	32	127
Policy acquisition costs and other insurance expenses	56,528	57,049	53,908	59,461	56,224	304	167,485	171,797	(4,312)
Other operating expenses	8,658	8,489	8,235	8,072	8,291	367	25,382	24,938	444
Total benefits and expenses	281,167	271,883	262,054	268,277	274,813	6,354	815,104	843,819	(28,715)

Income before income taxes	$43,684	$46,259	$50,279	$45,647	$21,149	$22,535	$140,222	$66,661	$73,561

Loss and expense ratios:
Loss ratios (creditor business)	28.7%	27.8%	21.4%	29.1%	27.2%	1.5%	26.0%	26.8%	(0.8)%
Loss ratios (excluding creditor business)	85.8%	83.9%	85.1%	80.9%	94.7%	(8.9)%	84.9%	93.8%	(8.9)%
Claims and other policy benefits / (net premiums + investment income)	66.7%	65.7%	65.5%	63.4%	71.7%	(5.0)%	66.0%	71.4%	(5.4)%
Policy acquisition costs and other insurance expenses (creditor business)	62.5%	65.3%	64.7%	64.7%	64.2%	(1.7)%	64.1%	65.4%	(1.3)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	15.9%	16.5%	15.9%	16.8%	17.4%	(1.5)%	16.1%	16.7%	(0.6)%
Other operating expenses	3.2%	3.2%	3.2%	3.0%	3.4%	(0.2)%	3.2%	3.3%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(2,932)	$(9,448)	$(12,692)	$(10,704)	$(10,468)	$7,536	$(25,072)	$10,600	$(35,672)
Income before income taxes	$(464)	$(1,614)	$(2,563)	$(2,097)	$(1,075)	$611	$(4,641)	$920	$(5,561)

Creditor reinsurance net premiums	$28,796	$27,370	$27,187	$30,299	$29,521	$(725)	$83,353	$93,067	$(9,714)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$270,749	$264,182	$255,257	$267,443	$243,105	$27,644	$790,188	$756,578	$33,610
Investment income, net of related expenses	53,147	49,769	49,807	49,528	50,174	2,973	152,723	149,815	2,908
Investment related gains, net	1,696	1,713	1,623	1,381	1,258	438	5,032	3,658	1,374
Other revenue	(127)	1,394	(21)	265	228	(355)	1,246	1,439	(193)
Total revenues	325,465	317,058	306,666	318,617	294,765	30,700	949,189	911,490	37,699

Benefits and expenses:
Claims and other policy benefits	215,950	206,272	199,856	200,693	210,292	5,658	622,078	647,052	(24,974)
Interest credited	31	73	55	51	6	25	159	32	127
Policy acquisition costs and other insurance expenses	56,528	57,049	53,908	59,461	56,224	304	167,485	171,797	(4,312)
Other operating expenses	8,658	8,489	8,235	8,072	8,291	367	25,382	24,938	444
Total benefits and expenses	281,167	271,883	262,054	268,277	274,813	6,354	815,104	843,819	(28,715)

Adjusted operating income before income taxes	$44,298	$45,175	$44,612	$50,340	$19,952	$24,346	$134,085	$67,671	$66,414

Loss and expense ratios:
Loss ratios (creditor business)	28.7%	27.8%	21.4%	29.1%	27.2%	1.5%	26.0%	26.8%	(0.8)%
Loss ratios (excluding creditor business)	85.8%	83.9%	85.1%	80.9%	94.7%	(8.9)%	84.9%	93.8%	(8.9)%
Claims and other policy benefits / (net premiums + investment income)	66.7%	65.7%	65.5%	63.3%	71.7%	(5.0)%	66.0%	71.4%	(5.4)%
Policy acquisition costs and other insurance expenses (creditor business)	62.5%	65.3%	64.7%	64.7%	64.2%	(1.7)%	64.1%	65.4%	(1.3)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	15.9%	16.5%	15.9%	16.8%	17.4%	(1.5)%	16.1%	16.7%	(0.6)%
Other operating expenses	3.2%	3.2%	3.2%	3.0%	3.4%	(0.2)%	3.2%	3.3%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(2,932)	$(9,448)	$(12,692)	$(10,704)	$(10,468)	$7,536	$(25,072)	$10,600	$(35,672)
Adjusted operating income before income taxes	$(466)	$(1,647)	$(2,364)	$(2,273)	$(1,022)	$556	$(4,477)	$1,090	$(5,567)

Creditor reinsurance net premiums	$28,796	$27,370	$27,187	$30,299	$29,521	$(725)	$83,353	$93,067	$(9,714)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$22,432	$22,456	$21,989	$10,431	$10,681	$11,751	$66,877	$32,941	$33,936
Investment income, net of related expenses	960	788	718	474	415	545	2,466	860	1,606
Other revenue	812	685	867	649	1,072	(260)	2,364	3,233	(869)
Total revenues	24,204	23,929	23,574	11,554	12,168	12,036	71,707	37,034	34,673

Benefits and expenses:
Claims and other policy benefits	20,127	19,222	21,153	9,775	10,003	10,124	60,502	27,033	33,469
Policy acquisition costs and other insurance expenses	453	447	449	188	190	263	1,349	578	771
Other operating expenses	516	447	624	396	329	187	1,587	1,042	545
Total benefits and expenses	21,096	20,116	22,226	10,359	10,522	10,574	63,438	28,653	34,785

Income before income taxes	$3,108	$3,813	$1,348	$1,195	$1,646	$1,462	$8,269	$8,381	$(112)

Foreign currency effect on (2):
Net premiums	$(235)	$(812)	$(1,033)	$(423)	$(459)	$224	$(2,080)	$478	$(2,558)
Income before income taxes	$(34)	$(123)	$(84)	$(69)	$(71)	$37	$(241)	$263	$(504)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$22,432	$22,456	$21,989	$10,431	$10,681	$11,751	$66,877	$32,941	$33,936
Investment income, net of related expenses	960	788	718	474	415	545	2,466	860	1,606
Other revenue	812	685	867	649	1,072	(260)	2,364	3,233	(869)
Total revenues	24,204	23,929	23,574	11,554	12,168	12,036	71,707	37,034	34,673

Benefits and expenses:
Claims and other policy benefits	20,127	19,222	21,153	9,775	10,003	10,124	60,502	27,033	33,469
Policy acquisition costs and other insurance expenses	453	447	449	188	190	263	1,349	578	771
Other operating expenses	516	447	624	396	329	187	1,587	1,042	545
Total benefits and expenses	21,096	20,116	22,226	10,359	10,522	10,574	63,438	28,653	34,785

Adjusted operating income before income taxes	$3,108	$3,813	$1,348	$1,195	$1,646	$1,462	$8,269	$8,381	$(112)

Foreign currency effect on (2):
Net premiums	$(235)	$(812)	$(1,033)	$(423)	$(459)	$224	$(2,080)	$478	$(2,558)
Adjusted operating income before income taxes	$(33)	$(123)	$(84)	$(68)	$(71)	$38	$(240)	$263	$(503)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$359,394	$350,884	$363,884	$352,522	$340,414	$18,980	$1,074,162	$1,070,677	$3,485
Investment income, net of related expenses	17,514	17,945	18,802	17,201	16,190	1,324	54,261	49,041	5,220
Investment related gains (losses), net	(112)	112	—	(170)	—	(112)	—	9	(9)
Other revenue	1,314	558	1,320	1,673	455	859	3,192	3,652	(460)
Total revenues	378,110	369,499	384,006	371,226	357,059	21,051	1,131,615	1,123,379	8,236

Benefits and expenses:
Claims and other policy benefits	297,289	295,661	312,135	305,027	291,442	5,847	905,085	928,431	(23,346)
Policy acquisition costs and other insurance expenses	26,538	27,594	29,953	21,651	21,817	4,721	84,085	77,330	6,755
Other operating expenses	28,941	30,123	26,494	29,688	25,430	3,511	85,558	77,359	8,199
Total benefits and expenses	352,768	353,378	368,582	356,366	338,689	14,079	1,074,728	1,083,120	(8,392)

Income before income taxes	$25,342	$16,121	$15,424	$14,860	$18,370	$6,972	$56,887	$40,259	$16,628

Loss and expense ratios:
Claims and other policy benefits	82.7%	84.3%	85.8%	86.5%	85.6%	(2.9)%	84.3%	86.7%	(2.4)%
Policy acquisition costs and other insurance expenses	7.4%	7.9%	8.2%	6.1%	6.4%	1.0%	7.8%	7.2%	0.6%
Other operating expenses	8.1%	8.6%	7.3%	8.4%	7.5%	0.6%	8.0%	7.2%	0.8%

Foreign currency effect on (1):
Net premiums	$(17,105)	$(23,296)	$(32,565)	$(12,043)	$(6,362)	$(10,743)	$(72,966)	$52,605	$(125,571)
Income before income taxes	$(1,227)	$(968)	$(1,733)	$(875)	$(363)	$(864)	$(3,928)	$2,416	$(6,344)

Critical illness net premiums	$48,636	$43,059	$44,446	$45,292	$45,601	$3,035	$136,141	$142,350	$(6,209)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$359,394	$350,884	$363,884	$352,522	$340,414	$18,980	$1,074,162	$1,070,677	$3,485
Investment income, net of related expenses	17,514	17,945	18,802	17,201	16,190	1,324	54,261	49,041	5,220
Investment related gains (losses), net	67	(67)	—	—	—	67	—	—	—
Other revenue	1,314	558	1,320	1,673	455	859	3,192	3,652	(460)
Total revenues	378,289	369,320	384,006	371,396	357,059	21,230	1,131,615	1,123,370	8,245

Benefits and expenses:
Claims and other policy benefits	297,289	295,661	312,135	305,027	291,442	5,847	905,085	928,431	(23,346)
Policy acquisition costs and other insurance expenses	26,538	27,594	29,953	21,651	21,817	4,721	84,085	77,330	6,755
Other operating expenses	28,941	30,123	26,494	29,688	25,430	3,511	85,558	77,359	8,199
Total benefits and expenses	352,768	353,378	368,582	356,366	338,689	14,079	1,074,728	1,083,120	(8,392)

Adjusted operating income before income taxes	$25,521	$15,942	$15,424	$15,030	$18,370	$7,151	$56,887	$40,250	$16,637

Loss and expense ratios:
Claims and other policy benefits	82.7%	84.3%	85.8%	86.5%	85.6%	(2.9)%	84.3%	86.7%	(2.4)%
Policy acquisition costs and other insurance expenses	7.4%	7.9%	8.2%	6.1%	6.4%	1.0%	7.8%	7.2%	0.6%
Other operating expenses	8.1%	8.6%	7.3%	8.4%	7.5%	0.6%	8.0%	7.2%	0.8%

Foreign currency effect on (1):
Net premiums	$(17,105)	$(23,296)	$(32,565)	$(12,043)	$(6,362)	$(10,743)	$(72,966)	$52,605	$(125,571)
Adjusted operating income before income taxes	$(1,235)	$(959)	$(1,733)	$(884)	$(363)	$(872)	$(3,927)	$2,416	$(6,343)

Critical illness net premiums	$48,636	$43,059	$44,446	$45,292	$45,601	$3,035	$136,141	$142,350	$(6,209)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$54,692	$56,660	$52,101	$49,115	$49,104	$5,588	$163,453	$146,218	$17,235
Investment income, net of related expenses	54,937	46,593	48,665	24,045	37,548	17,389	150,195	109,810	40,385
Investment related gains (losses), net	2,165	2,550	3,364	(8,568)	(87)	2,252	8,079	9,123	(1,044)
Other revenue	5,006	8,183	5,291	4,812	5,099	(93)	18,480	15,331	3,149
Total revenues	116,800	113,986	109,421	69,404	91,664	25,136	340,207	280,482	59,725

Benefits and expenses:
Claims and other policy benefits	33,333	47,551	48,878	34,615	24,211	9,122	129,762	88,536	41,226
Interest credited	11,916	2,280	12,342	(10,536)	2,402	9,514	26,538	3,877	22,661
Policy acquisition costs and other insurance expenses	562	1,181	631	1,033	814	(252)	2,374	2,948	(574)
Other operating expenses	9,743	11,173	9,180	8,643	8,032	1,711	30,096	24,383	5,713
Total benefits and expenses	55,554	62,185	71,031	33,755	35,459	20,095	188,770	119,744	69,026

Income before income taxes	$61,246	$51,801	$38,390	$35,649	$56,205	$5,041	$151,437	$160,738	$(9,301)

Foreign currency effect on (2):
Net premiums	$(3,097)	$(3,380)	$(3,608)	$(1,627)	$(241)	$(2,856)	$(10,085)	$8,114	$(18,199)
Income before income taxes	$(3,440)	$(2,949)	$(2,796)	$(1,164)	$(676)	$(2,764)	$(9,185)	$6,981	$(16,166)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$54,692	$56,660	$52,101	$49,115	$49,104	$5,588	$163,453	$146,218	$17,235
Investment income, net of related expenses	43,021	44,313	36,323	34,581	35,146	7,875	123,657	105,933	17,724
Investment related gains (losses), net	(226)	—	—	—	—	(226)	(226)	—	(226)
Other revenue	5,121	8,195	5,361	4,769	5,238	(117)	18,677	15,533	3,144
Total revenues	102,608	109,168	93,785	88,465	89,488	13,120	305,561	267,684	37,877

Benefits and expenses:
Claims and other policy benefits	33,333	47,551	48,878	34,615	24,211	9,122	129,762	88,536	41,226
Policy acquisition costs and other insurance expenses	562	1,181	631	1,033	814	(252)	2,374	2,948	(574)
Other operating expenses	9,743	11,173	9,180	8,643	8,032	1,711	30,096	24,383	5,713
Total benefits and expenses	43,638	59,905	58,689	44,291	33,057	10,581	162,232	115,867	46,365

Adjusted operating income before income taxes	$58,970	$49,263	$35,096	$44,174	$56,431	$2,539	$143,329	$151,817	$(8,488)

Foreign currency effect on (2):
Net premiums	$(3,097)	$(3,380)	$(3,608)	$(1,627)	$(241)	$(2,856)	$(10,085)	$8,114	$(18,199)
Adjusted operating income before income taxes	$(3,318)	$(2,813)	$(2,552)	$(1,400)	$(687)	$(2,631)	$(8,683)	$6,328	$(15,011)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$655,911	$606,418	$646,741	$616,428	$551,695	$104,216	$1,909,070	$1,680,007	$229,063
Investment income, net of related expenses	26,643	24,732	25,335	23,676	23,169	3,474	76,710	71,845	4,865
Investment related gains (losses), net	(1)	—	8	(1)	—	(1)	7	8	(1)
Other revenue	3,333	2,267	1,088	13,651	3,171	162	6,688	11,234	(4,546)
Total revenues	685,886	633,417	673,172	653,754	578,035	107,851	1,992,475	1,763,094	229,381

Benefits and expenses:
Claims and other policy benefits	584,005	567,994	546,454	522,999	431,570	152,435	1,698,453	1,362,356	336,097
Policy acquisition costs and other insurance expenses	40,114	(11,584)	50,323	56,256	42,063	(1,949)	78,853	138,429	(59,576)
Other operating expenses	40,314	42,232	39,771	40,754	42,395	(2,081)	122,317	118,553	3,764
Total benefits and expenses	664,433	598,642	636,548	620,009	516,028	148,405	1,899,623	1,619,338	280,285

Income before income taxes	$21,453	$34,775	$36,624	$33,745	$62,007	$(40,554)	$92,852	$143,756	$(50,904)

Loss and expense ratios:
Claims and other policy benefits	89.0%	93.7%	84.5%	84.8%	78.2%	10.8%	89.0%	81.1%	7.9%
Policy acquisition costs and other insurance expenses	6.1%	(1.9)%	7.8%	9.1%	7.6%	(1.5)%	4.1%	8.2%	(4.1)%
Other operating expenses	6.1%	7.0%	6.1%	6.6%	7.7%	(1.6)%	6.4%	7.1%	(0.7)%

Foreign currency effect on (1):
Net premiums	$(11,939)	$(23,196)	$(27,166)	$(18,381)	$(14,915)	$2,976	$(62,301)	$15,625	$(77,926)
Income before income taxes	$3,090	$541	$(2,166)	$698	$1,181	$1,909	$1,465	$2,069	$(604)

Critical illness net premiums	$294,380	$242,818	$252,072	$198,428	$191,099	$103,281	$789,270	$607,672	$181,598

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$655,911	$606,418	$646,741	$616,428	$551,695	$104,216	$1,909,070	$1,680,007	$229,063
Investment income, net of related expenses	26,643	24,732	25,335	23,676	23,169	3,474	76,710	71,845	4,865
Investment related gains (losses), net	(1)	1	4	(1)	(1)	—	4	2	2
Other revenue	3,333	2,267	1,088	13,651	3,171	162	6,688	11,234	(4,546)
Total revenues	685,886	633,418	673,168	653,754	578,034	107,852	1,992,472	1,763,088	229,384

Benefits and expenses:
Claims and other policy benefits	584,005	567,994	546,454	522,999	431,570	152,435	1,698,453	1,362,356	336,097
Policy acquisition costs and other insurance expenses	40,114	(11,584)	50,323	56,256	42,063	(1,949)	78,853	138,429	(59,576)
Other operating expenses	40,314	42,232	39,771	40,754	42,395	(2,081)	122,317	118,553	3,764
Total benefits and expenses	664,433	598,642	636,548	620,009	516,028	148,405	1,899,623	1,619,338	280,285

Adjusted operating income before income taxes	$21,453	$34,776	$36,620	$33,745	$62,006	$(40,553)	$92,849	$143,750	$(50,901)

Loss and expense ratios:
Claims and other policy benefits	89.0%	93.7%	84.5%	84.8%	78.2%	10.8%	89.0%	81.1%	7.9%
Policy acquisition costs and other insurance expenses	6.1%	(1.9)%	7.8%	9.1%	7.6%	(1.5)%	4.1%	8.2%	(4.1)%
Other operating expenses	6.1%	7.0%	6.1%	6.6%	7.7%	(1.6)%	6.4%	7.1%	(0.7)%

Foreign currency effect on (1):
Net premiums	$(11,939)	$(23,196)	$(27,166)	$(18,381)	$(14,915)	$2,976	$(62,301)	$15,625	$(77,926)
Adjusted operating income before income taxes	$3,088	$542	$(2,191)	$697	$1,181	$1,907	$1,439	$2,031	$(592)

Critical illness net premiums	$294,380	$242,818	$252,072	$198,428	$191,099	$103,281	$789,270	$607,672	$181,598

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$29,995	$44,453	$33,795	$83	$75	$29,920	$108,243	$783	$107,460
Investment income, net of related expenses	10,482	10,383	10,269	10,006	10,145	337	31,134	30,723	411
Investment related gains (losses), net	(1,062)	(816)	4,069	(15,211)	(438)	(624)	2,191	4,933	(2,742)
Other revenue	6,287	5,538	6,395	5,596	6,385	(98)	18,220	17,566	654
Total revenues	45,702	59,558	54,528	474	16,167	29,535	159,788	54,005	105,783

Benefits and expenses:
Claims and other policy benefits	28,399	37,107	31,719	2,576	3,894	24,505	97,225	10,767	86,458
Interest credited	6,081	6,730	6,702	6,454	6,875	(794)	19,513	19,929	(416)
Policy acquisition costs and other insurance expenses	5,095	9,530	5,379	756	786	4,309	20,004	2,711	17,293
Other operating expenses	4,241	4,273	4,645	5,019	4,406	(165)	13,159	12,233	926
Total benefits and expenses	43,816	57,640	48,445	14,805	15,961	27,855	149,901	45,640	104,261

Income (loss) before income taxes	$1,886	$1,918	$6,083	$(14,331)	$206	$1,680	$9,887	$8,365	$1,522

Foreign currency effect on (2):
Net premiums	$837	$(44)	$(1,213)	$—	$—	$837	$(420)	$36	$(456)
Income (loss) before income taxes	$373	$218	$161	$272	$(41)	$414	$752	$95	$657

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$29,995	$44,453	$33,795	$83	$75	$29,920	$108,243	$783	$107,460
Investment income, net of related expenses	10,482	10,383	10,269	10,006	10,145	337	31,134	30,723	411
Investment related gains, net	1,672	705	1,321	1,140	695	977	3,698	2,049	1,649
Other revenue	6,287	5,538	6,395	5,596	6,385	(98)	18,220	17,566	654
Total revenues	48,436	61,079	51,780	16,825	17,300	31,136	161,295	51,121	110,174

Benefits and expenses:
Claims and other policy benefits	28,399	37,107	31,719	2,576	3,894	24,505	97,225	10,767	86,458
Interest credited	6,081	6,730	6,702	6,454	6,875	(794)	19,513	19,929	(416)
Policy acquisition costs and other insurance expenses	5,095	9,530	5,379	756	786	4,309	20,004	2,711	17,293
Other operating expenses	4,241	4,273	4,645	5,019	4,406	(165)	13,159	12,233	926
Total benefits and expenses	43,816	57,640	48,445	14,805	15,961	27,855	149,901	45,640	104,261

Adjusted operating income before income taxes	$4,620	$3,439	$3,335	$2,020	$1,339	$3,281	$11,394	$5,481	$5,913

Foreign currency effect on (2):
Net premiums	$837	$(44)	$(1,213)	$—	$—	$837	$(420)	$36	$(456)
Adjusted operating income before income taxes	$55	$(27)	$(100)	$(94)	$(34)	$89	$(72)	$(10)	$(62)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$6	$10	$(46)	$64	$7	$(1)	$(30)	$27	$(57)
Investment income, net of related expenses	49,967	55,402	42,624	40,332	51,846	(1,879)	147,993	124,719	23,274
Investment related losses, net	(526)	(5,488)	(1,631)	(55,688)	(22,524)	21,998	(7,645)	(54,739)	47,094
Other revenue	10,027	13,020	26,724	6,275	8,509	1,518	49,771	22,886	26,885
Total revenues	59,474	62,944	67,671	(9,017)	37,838	21,636	190,089	92,893	97,196

Benefits and expenses:
Claims and other policy benefits	108	(111)	(35)	(366)	24	84	(38)	452	(490)
Interest credited	5,421	5,456	5,506	3,572	3,015	2,406	16,383	7,942	8,441
Policy acquisition costs and other insurance income	(29,533)	(28,661)	(29,374)	(32,599)	(30,531)	998	(87,568)	(91,539)	3,971
Other operating expenses	71,496	77,629	69,499	61,227	64,896	6,600	218,624	194,126	24,498
Interest expense	45,927	43,283	40,173	39,586	33,290	12,637	129,383	107,769	21,614
Collateral finance and securitization expense	7,102	7,151	8,417	7,190	7,467	(365)	22,670	22,509	161
Total benefits and expenses	100,521	104,747	94,186	78,610	78,161	22,360	299,454	241,259	58,195

Loss before income taxes	$(41,047)	$(41,803)	$(26,515)	$(87,627)	$(40,323)	$(724)	$(109,365)	$(148,366)	$39,001

Foreign currency effect on (1):
Loss before income taxes	$(37)	$196	$(73)	$(524)	$(636)	$599	$86	$282	$(196)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Revenues:
Net premiums	$6	$10	$(46)	$64	$7	$(1)	$(30)	$27	$(57)
Investment income, net of related expenses	49,967	55,402	42,624	40,332	51,846	(1,879)	147,993	124,719	23,274
Investment related gains, net	2,195	688	2,049	1,103	434	1,761	4,932	1,974	2,958
Other revenue	10,027	13,020	27,084	6,116	7,817	2,210	50,131	22,684	27,447
Total revenues	62,195	69,120	71,711	47,615	60,104	2,091	203,026	149,404	53,622

Benefits and expenses:
Claims and other policy benefits	108	(111)	(35)	(366)	24	84	(38)	452	(490)
Interest credited	5,421	5,456	5,506	3,572	3,015	2,406	16,383	7,942	8,441
Policy acquisition costs and other insurance income	(29,533)	(28,661)	(29,374)	(32,599)	(30,531)	998	(87,568)	(91,539)	3,971
Other operating expenses	71,496	77,629	69,499	61,227	64,896	6,600	218,624	194,126	24,498
Interest expense	37,509	40,551	37,506	39,586	33,290	4,219	115,566	107,769	7,797
Collateral finance and securitization expense	7,102	7,151	8,417	7,190	7,467	(365)	22,670	22,509	161
Total benefits and expenses	92,103	102,015	91,519	78,610	78,161	13,942	285,637	241,259	44,378

Adjusted operating loss before income taxes	$(29,908)	$(32,895)	$(19,808)	$(30,995)	$(18,057)	$(11,851)	$(82,611)	$(91,855)	$9,244

Foreign currency effect on (1):
Adjusted operating loss before income taxes	$90	$114	$(396)	$(902)	$(558)	$648	$(192)	$(61)	$(131)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
U.S. and Latin America:
Traditional	$112,542	$55,175	$11,654	$95,212	$116,328	$(3,786)	$179,371	$191,198	$(11,827)
Financial Solutions:
Asset Intensive	99,661	72,694	64,958	(5,798)	65,490	34,171	237,313	173,592	63,721
Financial Reinsurance	19,215	19,324	18,319	19,394	21,583	(2,368)	56,858	63,290	(6,432)
Total U.S. and Latin America	231,418	147,193	94,931	108,808	203,401	28,017	473,542	428,080	45,462
Canada:
Traditional	43,684	46,259	50,279	45,647	21,149	22,535	140,222	66,661	73,561
Financial Solutions	3,108	3,813	1,348	1,195	1,646	1,462	8,269	8,381	(112)
Total Canada	46,792	50,072	51,627	46,842	22,795	23,997	148,491	75,042	73,449
Europe, Middle East and Africa:
Traditional	25,342	16,121	15,424	14,860	18,370	6,972	56,887	40,259	16,628
Financial Solutions	61,246	51,801	38,390	35,649	56,205	5,041	151,437	160,738	(9,301)
Total Europe, Middle East and Africa	86,588	67,922	53,814	50,509	74,575	12,013	208,324	200,997	7,327
Asia Pacific:
Traditional	21,453	34,775	36,624	33,745	62,007	(40,554)	92,852	143,756	(50,904)
Financial Solutions	1,886	1,918	6,083	(14,331)	206	1,680	9,887	8,365	1,522
Total Asia Pacific	23,339	36,693	42,707	19,414	62,213	(38,874)	102,739	152,121	(49,382)
Corporate and Other	(41,047)	(41,803)	(26,515)	(87,627)	(40,323)	(724)	(109,365)	(148,366)	39,001
Consolidated income before income taxes	$347,090	$260,077	$216,564	$137,946	$322,661	$24,429	$823,731	$707,874	$115,857

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018		2019	2018	Change
U.S. and Latin America:
Traditional	$122,129	$59,125	$18,126	$92,410	$116,361	$5,768	$199,380	$185,823	$13,557
Financial Solutions:
Asset Intensive	65,584	69,424	59,580	52,777	63,782	1,802	194,588	163,183	31,405
Financial Reinsurance	19,215	19,324	18,319	19,394	21,583	(2,368)	56,858	63,290	(6,432)
Total U.S. and Latin America	206,928	147,873	96,025	164,581	201,726	5,202	450,826	412,296	38,530
Canada:
Traditional	44,298	45,175	44,612	50,340	19,952	24,346	134,085	67,671	66,414
Financial Solutions	3,108	3,813	1,348	1,195	1,646	1,462	8,269	8,381	(112)
Total Canada	47,406	48,988	45,960	51,535	21,598	25,808	142,354	76,052	66,302
Europe, Middle East and Africa:
Traditional	25,521	15,942	15,424	15,030	18,370	7,151	56,887	40,250	16,637
Financial Solutions	58,970	49,263	35,096	44,174	56,431	2,539	143,329	151,817	(8,488)
Total Europe, Middle East and Africa	84,491	65,205	50,520	59,204	74,801	9,690	200,216	192,067	8,149
Asia Pacific:
Traditional	21,453	34,776	36,620	33,745	62,006	(40,553)	92,849	143,750	(50,901)
Financial Solutions	4,620	3,439	3,335	2,020	1,339	3,281	11,394	5,481	5,913
Total Asia Pacific	26,073	38,215	39,955	35,765	63,345	(37,272)	104,243	149,231	(44,988)
Corporate and Other	(29,908)	(32,895)	(19,808)	(30,995)	(18,057)	(11,851)	(82,611)	(91,855)	9,244
Consolidated adjusted operating income before income taxes	$334,990	$267,386	$212,652	$280,090	$343,413	$(8,423)	$815,028	$737,791	$77,237

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2019	2019	2019	2018	2018
Fixed maturity securities, available-for-sale (1)	$49,481,267	$46,189,305	$41,738,443	$39,992,346	$39,005,212
Equity securities	134,453	146,755	89,865	82,197	101,069
Mortgage loans on real estate	5,647,265	5,405,422	5,117,545	4,966,298	4,779,074
Policy loans	1,289,868	1,319,722	1,312,349	1,344,980	1,320,050
Funds withheld at interest	5,614,363	5,696,217	5,729,838	5,761,471	5,976,301
Short-term investments	107,503	158,788	119,215	142,598	229,928
Other invested assets	2,215,275	2,121,406	2,006,870	1,915,297	1,706,979
Cash and cash equivalents	2,635,596	2,287,526	2,020,396	1,889,733	1,730,489
Total cash and invested assets	$67,125,590	$63,325,141	$58,134,521	$56,094,920	$54,849,102

(1) The Company holds the various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018		2019	2018	Change
Average invested assets at amortized cost (1)	$29,043,254	$28,486,745	$28,096,587	$27,387,965	$27,029,073	$2,014,181	$28,221,792	$26,689,086	$1,532,706
Net investment income (1)	$344,363	$306,805	$310,229	$298,902	$303,860	$40,503	$961,397	$886,165	$75,232
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.83%	4.38%	4.49%	4.44%	4.57%	26 bps	4.57%	4.45%	12 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	September 30, 2019
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$28,154,301	$2,277,070	$78,152	$30,353,219	61.3%	$—
Canadian governments	2,962,729	1,670,680	190	4,633,219	9.4%	—
RMBS	2,360,691	81,367	2,216	2,439,842	4.9%	—
ABS	2,809,008	27,621	13,994	2,822,635	5.7%	275
CMBS	1,698,334	84,345	461	1,782,218	3.6%	—
U.S. government	1,570,540	98,193	228	1,668,505	3.4%	—
State and political subdivisions	1,078,019	113,684	1,600	1,190,103	2.4%	—
Other foreign government	4,226,819	370,109	5,402	4,591,526	9.3%	—
Total fixed maturity securities	$44,860,441	$4,723,069	$102,243	$49,481,267	100.0%	$275

	December 31, 2018
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$24,006,407	$530,804	$555,092	$23,982,119	59.9%	$—
Canadian governments	2,768,466	1,126,227	2,308	3,892,385	9.7%	—
RMBS	1,872,236	22,267	25,282	1,869,221	4.7%	—
ABS	2,171,254	10,779	32,829	2,149,204	5.4%	275
CMBS	1,428,115	9,153	18,234	1,419,034	3.5%	—
U.S. government	2,233,537	10,204	57,867	2,185,874	5.5%	—
State and political subdivisions	721,290	39,914	9,010	752,194	1.9%	—
Other foreign government	3,680,863	109,320	47,868	3,742,315	9.4%	—
Total fixed maturity securities	$38,882,168	$1,858,668	$748,490	$39,992,346	100.0%	$275

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Corporate Fixed Maturity Securities by Sector

	September 30, 2019				December 31, 2018
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,334,464	$5,672,957	18.7%	A-	$4,853,921	$4,835,124	20.1%	A-
Brokerage/asset managers/exchanges	760,094	811,024	2.7%	A-	582,082	582,624	2.4%	A-
Finance companies	229,071	243,438	0.8%	BBB	184,843	179,219	0.7%	BBB
Insurance	3,076,259	3,310,569	10.9%	A-	2,293,651	2,263,918	9.4%	BBB+
REITs	754,601	802,123	2.6%	A-	639,466	638,511	2.7%	BBB+
Other finance	449,801	487,213	1.6%	A-	239,779	231,172	1.0%	A-
Total financial institutions	$10,604,290	$11,327,324	37.3%		$8,793,742	$8,730,568	36.3%
Industrials
Basic	$1,694,559	$1,816,595	6.0%	BBB	$1,296,617	$1,287,773	5.4%	BBB
Capital goods	1,325,176	1,397,036	4.6%	BBB+	1,197,773	1,185,024	4.9%	BBB
Communications	2,051,180	2,258,847	7.5%	BBB+	1,903,510	1,917,240	8.0%	BBB
Consumer cyclical	1,455,929	1,553,738	5.1%	BBB+	1,188,006	1,187,639	5.0%	A-
Consumer noncyclical	2,715,408	2,956,042	9.7%	BBB+	2,584,174	2,581,539	10.8%	BBB+
Energy	1,878,983	2,040,230	6.7%	BBB+	1,799,801	1,814,668	7.6%	BBB+
Technology	925,114	979,496	3.2%	A-	767,069	768,807	3.2%	A-
Transportation	1,729,454	1,867,459	6.2%	A-	1,321,537	1,320,565	5.5%	A-
Other industrial	323,693	343,813	1.1%	BBB+	278,370	278,856	1.2%	BBB+
Total industrials	$14,099,496	$15,213,256	50.1%		$12,336,857	$12,342,111	51.6%
Utilities
Electric	$2,692,343	$2,960,424	9.8%	A-	$2,245,526	$2,254,770	9.4%	A-
Natural gas	451,574	498,243	1.6%	A-	359,308	365,514	1.5%	A-
Other utility	306,598	353,972	1.2%	A-	270,974	289,156	1.2%	A-
Total utilities	$3,450,515	$3,812,639	12.6%		$2,875,808	$2,909,440	12.1%
Total	$28,154,301	$30,353,219	100.0%	BBB+	$24,006,407	$23,982,119	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities

		September 30, 2019			June 30, 2019			March 31, 2019			December 31, 2018			September 30, 2018
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$28,621,572	$32,128,170	64.9%	$27,571,234	$30,513,833	66.1%	$25,496,994	$27,673,531	66.3%	$24,904,526	$26,180,440	65.5%	$24,627,894	$25,837,847	66.2%
2	BBB	14,129,529	15,213,511	30.7%	12,941,492	13,705,079	29.7%	11,872,478	12,244,807	29.3%	12,141,601	12,023,426	30.1%	11,466,201	11,526,902	29.6%
3	BB	1,585,829	1,610,553	3.3%	1,389,207	1,407,595	3.0%	1,318,883	1,319,201	3.2%	1,409,235	1,371,328	3.4%	1,187,035	1,168,627	3.0%
4	B	443,401	444,260	0.9%	489,829	495,219	1.1%	419,764	422,390	1.0%	395,694	385,670	1.0%	425,572	424,040	1.1%
5	CCC	29,558	29,186	0.1%	15,120	15,890	—%	13,414	14,357	—%	13,183	12,860	—%	27,341	30,106	0.1%
6	In or near default	50,552	55,587	0.1%	50,736	51,689	0.1%	67,094	64,157	0.2%	17,929	18,622	—%	17,089	17,690	—%
	Total	$44,860,441	$49,481,267	100.0%	$42,457,618	$46,189,305	100.0%	$39,188,627	$41,738,443	100.0%	$38,882,168	$39,992,346	100.0%	$37,751,132	$39,005,212	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
RMBS
Agency	$786,882	$834,399	$893,169	$928,931	$798,669	$815,317	$811,044	$814,568	$813,762	$795,873
Non-agency	1,573,809	1,605,443	1,321,794	1,347,584	1,171,025	1,178,869	1,061,192	1,054,653	1,003,187	984,889
Total RMBS	2,360,691	2,439,842	2,214,963	2,276,515	1,969,694	1,994,186	1,872,236	1,869,221	1,816,949	1,780,762
CMBS	1,698,334	1,782,218	1,687,024	1,747,285	1,404,852	1,431,746	1,428,115	1,419,034	1,282,015	1,273,534
ABS	2,809,008	2,822,635	2,482,012	2,494,664	2,243,449	2,241,986	2,171,254	2,149,204	1,867,650	1,863,017
Total	$6,868,033	$7,044,695	$6,383,999	$6,518,464	$5,617,995	$5,667,918	$5,471,605	$5,437,459	$4,966,614	$4,917,313

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$75,658	74.0%	$73,351	76.1%	$208,034	90.3%	$721,015	96.3%	$640,481	98.1%
20% or more for less than six months	10,064	9.8%	21,995	22.8%	20,845	9.1%	21,336	2.9%	309	—%
20% or more for six months or greater	16,521	16.2%	1,035	1.1%	1,344	0.6%	6,139	0.8%	12,293	1.9%
Total	$102,243	100.0%	$96,381	100.0%	$230,223	100.0%	$748,490	100.0%	$653,083	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Fixed Maturity Securities Below Amortized Cost

	As of September 30, 2019
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,570,113	$25,598	$410,462	$11,576	$1,980,575	$37,174
Canadian governments	867	10	17,509	180	18,376	190
RMBS	222,644	987	116,037	1,218	338,681	2,205
ABS	765,223	4,861	413,297	9,133	1,178,520	13,994
CMBS	48,699	218	32,638	232	81,337	450
U.S. government	2,758	7	65,220	221	67,978	228
State and political subdivisions	11,129	97	13,838	1,503	24,967	1,600
Other foreign government	198,170	3,474	45,430	761	243,600	4,235
Total investment grade securities	$2,819,603	$35,252	$1,114,431	$24,824	$3,934,034	$60,076

Below-investment grade securities:
Corporate	$206,108	$24,561	$122,670	$16,417	$328,778	$40,978
RMBS	—	—	939	11	939	11
CMBS	1,042	11	—	—	1,042	11
Other foreign government	12,914	290	13,173	877	26,087	1,167
Total below investment grade securities	$220,064	$24,862	$136,782	$17,305	$356,846	$42,167
Total fixed maturity securities	$3,039,667	$60,114	$1,251,213	$42,129	$4,290,880	$102,243

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2018
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$8,505,371	$302,604	$3,611,266	$195,082	$12,116,637	$497,686
Canadian governments	25,169	419	131,806	1,612	156,975	2,031
RMBS	269,558	2,488	836,741	22,760	1,106,299	25,248
ABS	1,102,677	24,271	381,609	8,523	1,484,286	32,794
CMBS	384,259	4,304	414,719	13,930	798,978	18,234
U.S. government	8,616	80	1,086,694	57,787	1,095,310	57,867
State and political subdivisions	103,504	1,538	157,330	7,472	260,834	9,010
Other foreign government	789,859	24,509	472,934	17,446	1,262,793	41,955
Total investment grade securities	$11,189,013	$360,213	$7,093,099	$324,612	$18,282,112	$684,825

Below-investment grade securities:
Corporate	$755,679	$42,760	$122,559	$14,646	$878,238	$57,406
Canadian governments	443	34	1,770	243	2,213	277
RMBS	—	—	1,026	34	1,026	34
ABS	—	—	1,063	35	1,063	35
Other foreign government	128,725	5,574	7,479	339	136,204	5,913
Total below investment grade securities	$884,847	$48,368	$133,897	$15,297	$1,018,744	$63,665
Total fixed maturity securities	$12,073,860	$408,581	$7,226,996	$339,909	$19,300,856	$748,490

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018		2019	2018	Change
Fixed maturity securities available-for-sale:
Other-than-temporary impairment losses on fixed maturities	$(8,539)	$—	$(9,453)	$(14,439)	$(10,705)	$2,166	$(17,992)	$(14,055)	$(3,937)
Gain on investment activity	67,980	20,384	28,045	13,065	20,040	47,940	116,409	52,146	64,263
Loss on investment activity	(12,996)	(6,870)	(18,723)	(64,676)	(37,880)	24,884	(38,589)	(94,194)	55,605
Net gains (losses) on fixed maturity securities available-for-sale	46,445	13,514	(131)	(66,050)	(28,545)	74,990	59,828	(56,103)	115,931

Net gains (losses) on equity securities	3,828	2,673	3,817	(16,433)	7,297	(3,469)	10,318	(4,259)	14,577
Other impairment losses and change in mortgage loan provision	(4,030)	(5,609)	(1,859)	(3,684)	(6,566)	2,536	(11,498)	(8,235)	(3,263)
Other non-derivative gain, net	3,977	4,757	5,428	4,244	5,336	(1,359)	14,162	16,150	(1,988)

Free-standing derivatives:
Credit default swaps	1,961	5,078	14,500	(7,521)	4,689	(2,728)	21,539	5,371	16,168
Interest rate swaps - non-hedged	38,701	33,404	23,974	26,085	(12,228)	50,929	96,079	(47,399)	143,478
Interest rate swaps - hedged	—	—	—	8	(8)	8	—	(31)	31
Foreign currency swaps - non-hedged	867	(6,380)	723	(3,695)	—	867	(4,790)	—	(4,790)
Foreign currency swaps - hedged	(1,907)	(2,600)	(1,412)	(3,100)	574	(2,481)	(5,919)	4,382	(10,301)
Financial futures	322	(7,685)	(22,278)	28,512	(6,544)	6,866	(29,641)	(7,312)	(22,329)
CPI swaps	(8,235)	(6,812)	(8,851)	(9,051)	(4,223)	(4,012)	(23,898)	(996)	(22,902)
Equity options	243	(4,828)	(22,684)	22,522	(9,793)	10,036	(27,269)	(15,207)	(12,062)
Foreign currency forwards	337	(258)	492	(237)	(58)	395	571	3	568
Total free-standing derivatives	32,289	9,919	(15,536)	53,523	(27,591)	59,880	26,672	(61,189)	87,861

Embedded derivatives:
Modified coinsurance and funds withheld treaties	8,508	5,262	(2,092)	(32,932)	(2,081)	10,589	11,678	20,335	(8,657)
GMXB	(42,233)	(18,044)	18,161	(77,697)	32,133	(74,366)	(42,116)	62,242	(104,358)
Total embedded derivatives	(33,725)	(12,782)	16,069	(110,629)	30,052	(63,777)	(30,438)	82,577	(113,015)

Net gain (loss) on total derivatives	(1,436)	(2,863)	533	(57,106)	2,461	(3,897)	(3,766)	21,388	(25,154)

Total investment related gains (losses), net	$48,784	$12,472	$7,788	$(139,029)	$(20,017)	$68,801	$69,044	$(31,059)	$100,103

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
U.S. & Latin America Traditional
Income before income taxes	$112,542	$55,175	$11,654	$95,212	$116,328	$(3,786)	$179,371	$191,198	$(11,827)
Investment and derivative (gains) losses (1)	(65)	(44)	(3)	76	90	(155)	(112)	141	(253)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	9,652	3,994	6,475	(2,878)	(57)	9,709	20,121	(5,516)	25,637
Adjusted operating income before income taxes	$122,129	$59,125	$18,126	$92,410	$116,361	$5,768	$199,380	$185,823	$13,557

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$99,661	$72,694	$64,958	$(5,798)	$65,490	$34,171	$237,313	$173,592	$63,721
Investment and derivative (gains) losses (1)	(80,913)	(26,288)	21,498	(54,246)	29,414	(110,327)	(85,703)	75,028	(160,731)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(18,160)	(9,256)	(4,383)	35,810	2,138	(20,298)	(31,799)	(14,819)	(16,980)
GMXB embedded derivatives (1)	42,233	18,044	(18,161)	77,697	(32,133)	74,366	42,116	(62,242)	104,358
Funds withheld (gains) losses - investment income	(137)	(259)	5,690	(410)	585	(722)	5,294	(1,745)	7,039
EIA embedded derivatives - interest credited	35,883	18,539	1,518	12,222	(1,602)	37,485	55,940	(29,600)	85,540
DAC offset, net	(12,983)	(4,050)	(11,540)	(12,498)	(110)	(12,873)	(28,573)	22,969	(51,542)
Adjusted operating income before income taxes	$65,584	$69,424	$59,580	$52,777	$63,782	$1,802	$194,588	$163,183	$31,405

U.S. & Latin America Financial Reinsurance
Income before income taxes	$19,215	$19,324	$18,319	$19,394	$21,583	$(2,368)	$56,858	$63,290	$(6,432)
Adjusted operating income before income taxes	$19,215	$19,324	$18,319	$19,394	$21,583	$(2,368)	$56,858	$63,290	$(6,432)

Canada Traditional
Income before income taxes	$43,684	$46,259	$50,279	$45,647	$21,149	$22,535	$140,222	$66,661	$73,561
Investment and derivative (gains) losses (1)	629	(851)	(5,781)	4,313	(1,226)	1,855	(6,003)	1,459	(7,462)
Funds withheld (gains) losses - investment income	(15)	(233)	114	380	29	(44)	(134)	(449)	315
Adjusted operating income before income taxes	$44,298	$45,175	$44,612	$50,340	$19,952	$24,346	$134,085	$67,671	$66,414

Canada Financial Solutions
Income before income taxes	$3,108	$3,813	$1,348	$1,195	$1,646	$1,462	$8,269	$8,381	$(112)
Adjusted operating income before income taxes	$3,108	$3,813	$1,348	$1,195	$1,646	$1,462	$8,269	$8,381	$(112)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2019	2019	2019	2018	2018	Quarter	2019	2018	Change
Europe, Middle East and Africa Traditional
Income before income taxes	$25,342	$16,121	$15,424	$14,860	$18,370	$6,972	$56,887	$40,259	$16,628
Investment and derivative (gains) losses (1)	179	(179)	—	170	—	179	—	(9)	9
Adjusted operating income before income taxes	$25,521	$15,942	$15,424	$15,030	$18,370	$7,151	$56,887	$40,250	$16,637

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$61,246	$51,801	$38,390	$35,649	$56,205	$5,041	$151,437	$160,738	$(9,301)
Investment and derivative (gains) losses (1)	(2,391)	(2,550)	(3,364)	8,568	87	(2,478)	(8,305)	(9,123)	818
Investment (income) loss on unit-linked variable annuities	(11,916)	(2,280)	(12,342)	10,536	(2,402)	(9,514)	(26,538)	(3,877)	(22,661)
Interest credited on unit-linked variable annuities	11,916	2,280	12,342	(10,536)	2,402	9,514	26,538	3,877	22,661
Non-investment derivatives	115	12	70	(43)	139	(24)	197	202	(5)
Adjusted operating income before income taxes	$58,970	$49,263	$35,096	$44,174	$56,431	$2,539	$143,329	$151,817	$(8,488)

Asia Pacific Traditional
Income before income taxes	$21,453	$34,775	$36,624	$33,745	$62,007	$(40,554)	$92,852	$143,756	$(50,904)
Investment and derivative (gains) losses (1)	—	1	(4)	—	(1)	1	(3)	(6)	3
Adjusted operating income before income taxes	$21,453	$34,776	$36,620	$33,745	$62,006	$(40,553)	$92,849	$143,750	$(50,901)

Asia Pacific Financial Solutions
Income (loss) before income taxes	$1,886	$1,918	$6,083	$(14,331)	$206	$1,680	$9,887	$8,365	$1,522
Investment and derivative (gains) losses (1)	2,734	1,521	(2,748)	16,351	1,133	1,601	1,507	(2,884)	4,391
Adjusted operating income before income taxes	$4,620	$3,439	$3,335	$2,020	$1,339	$3,281	$11,394	$5,481	$5,913

Corporate and Other
Loss before income taxes	$(41,047)	$(41,803)	$(26,515)	$(87,627)	$(40,323)	$(724)	$(109,365)	$(148,366)	$39,001
Investment and derivative losses (1)	2,721	6,176	3,680	56,791	22,958	(20,237)	12,577	56,713	(44,136)
Interest expense on uncertain tax positions	8,418	2,732	2,667	—	—	8,418	13,817	—	13,817
Non-investment derivatives	—	—	360	(159)	(692)	692	360	(202)	562
Adjusted operating loss before income taxes	$(29,908)	$(32,895)	$(19,808)	$(30,995)	$(18,057)	$(11,851)	$(82,611)	$(91,855)	$9,244

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD thousands except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2019	2019	2019	2018	2018

Stockholders’ equity	$11,523,734	$10,709,011	$9,670,108	$8,450,553	$8,579,323
Less effect of AOCI:
Accumulated currency translation adjustments	(157,174)	(122,709)	(147,312)	(168,698)	(119,298)
Unrealized appreciation of securities	3,472,549	2,815,893	1,964,370	856,159	982,352
Pension and postretirement benefits	(57,029)	(51,071)	(51,093)	(50,698)	(50,249)
Stockholders’ equity, excluding AOCI	$8,265,388	$8,066,898	$7,904,143	$7,813,790	$7,766,518

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2019	2019	2019	2018	2018

Book value per share	$184.06	$170.64	$154.61	$134.53	$136.29
Less effect of AOCI:
Accumulated currency translation adjustments	(2.51)	(1.96)	(2.36)	(2.69)	(1.90)
Unrealized appreciation of securities	55.46	44.87	31.41	13.63	15.61
Pension and postretirement benefits	(0.91)	(0.81)	(0.82)	(0.80)	(0.79)
Book value per share, excluding AOCI	$132.02	$128.54	$126.38	$124.39	$123.37

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